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                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND U.S.C. SECTION 1350

I, Richard J. Klein, Chief Financial Officer of Sonus Pharmaceuticals, Inc. (the "Company"), certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2004

                                         /s/ Richard J. Klein
                                         ---------------------------------------
                                         Richard J. Klein
                                         Chief Financial Officer